EXHIBIT 10.18

FIFTH AMENDMENT TO SECURED CONVERTIBLE DEBENTURE

FIFTH AMENDMENT, dated as of December 19, 2014 and effective retroactively, to SECURED CONVERTIBLE DENBENTURE, made by and between PROGREEN PROPERTIES, INC., a Delaware corporation (the “Company”), and RUPES FUTURA AB (the “Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such term in the Debenture.

WHEREAS, the Company and the Lender are parties to that certain Secured Convertible Debenture, dated November 5, 2009 (the “Debenture”), pursuant to which the Company has borrowed the amount of $500,000 from the Lender; and

WHEREAS, the Company and the Lender entered into First, Second and Third Amendments, and a Fourth Amendment and Waiver, to the Debenture on December 14, 2011, February 8, 2012, January 15, 2013, and May 6, 2014, respectively, providing for amendments relating to payment of interest on the Debenture; and

WHEREAS, the Company and the Lender have agreed to a further amendment relating to balance of the interest payment due November 5, 2013, amounting to $50,700 (the “Unpaid 2013 Interest”) on the Debenture; and

WHEREAS, in accordance with the terms and conditions of the Debenture, the Company and the Lender hereby approve the amendment of the Debenture as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, by their respective execution of this Agreement, the Company and the Lender agree as follows:

1.	Paragraph 1 of the Debenture is further amended by amending the provision at the end of Paragraph 1, which was added to Paragraph 1 pursuant to the May 6, 2014 Fourth Amendment and Waiver, to read in its entirety as follows: “The Company, at its option, may elect to pay the Unpaid 2013 Interest on this Debenture by the issuance to the Lender of 1,690,000 shares of common stock of the Company, which the Company shall use best efforts to have issued to Lender no later than December 31, 2014.”

2.	The Lender hereby waives any default or breach, or alleged default or breach, as to timely payment of interest hereunder by the Company occurring prior to the date of execution of this Amendment.

3.	Except as expressly provided herein, the Debenture shall continue in full force and effect.

IN WITNESS WHEREOF, the Company and the Lender have executed this Amendment as of the date set forth above.

PROGREEN PROPERTIES, INC.
By:	/s/ Jan Telander
Name:	Jan Telander
Title:	President

LENDER: RUPES FUTURA AB

By:	/s/ Henrik Sellmann
Name:	Henrik Sellmann
Title:	Managing Director